UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2023

Black Stone Minerals, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-37362	47-1846692
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 2020 Houston, Texas		77002
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (713) 445-3200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	BSM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

        Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On January 17, 2023, the Board of Directors of the general partner (the “General Partner”) of Black Stone Minerals, L.P. (the “Partnership”) and Jeffrey P. Wood, President, Chief Financial Officer, and Treasurer of the General Partner, agreed that Mr. Wood would depart his current roles at the general partner effective February 28, 2023. Mr. Wood is expected to enter into a separation and release agreement with the Partnership.

The Board of Directors will appoint Evan Kiefer as Interim Chief Financial Officer and Treasurer upon Mr. Wood’s departure. Mr. Kiefer, 35, has over 14 years of finance and accounting experience. He has been employed at the Partnership since 2013 and has served as Vice President, Finance & Investor Relations of the General Partner since 2021. He previously served as Director, Finance & Investor Relations and Manager, Finance. Before joining Black Stone, Mr. Kiefer worked at KPMG US LLP as an Associate in the Economic Valuation & Services Group. He graduated from the University of Texas at Austin with a Bachelor’s in Business Administration.

Item 7.01.	Regulation FD Disclosure

On January 18, 2023, Black Stone Minerals announced the departure of Mr. Wood and the expected appointment of Mr. Kiefer. This information is contained in the press release included in this report as Exhibit 99.1.

The information included under Item 7.01 of this Current Report, including the exhibit attached hereto as Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. That information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01.	Financial Statements and Exhibits

(d)     Exhibits

Exhibit Number	Description

99.1	Black Stone Minerals, L.P. Press Release, dated January 18, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Form 8-K”) includes forward-looking statements. All statements, other than statements of historical facts, included in this Form 8-K that address activities, events, or developments that the Partnership expects, believes, or anticipates will or may occur in the future are forward-looking statements. Terminology such as “will,” “may,” “should,” “expect,” “anticipate,” “plan,” “project,” “intend,” “estimate,” “believe,” “target,” “continue,” “potential,” the negative of such terms, or other comparable terminology often identify forward-looking statements. Except as required by law, the Partnership undertakes no obligation, and does not intend, to update these forward-looking statements to reflect events or circumstances occurring after this Form 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Form 8-K. All forward-looking statements are qualified in their entirety by these cautionary statements. These forward-looking statements involve risks and uncertainties, many of which are beyond the control of the Partnership, which may cause the Partnership’s actual results to differ materially from those implied or expressed by the forward-looking statements.

Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, those summarized below:

•	the Partnership’s ability to execute its business strategies;

•	the volatility of realized oil and natural gas prices;

•	the level of production on the Partnership’s properties;

•	the overall supply and demand for oil and natural gas, and regional supply and demand factors, delays, or interruptions of production;

•	the Partnership’s ability to replace its oil and natural gas reserves;

•	the Partnership’s ability to identify, complete, and integrate acquisitions;

•	general economic, business or industry conditions;

•	competition in the oil and natural gas industry; and

•	the level of drilling activity by the Partnership’s operators particularly in areas such as the Shelby Trough where the Partnership has concentrated acreage positions.

For an important discussion of risks and uncertainties that may impact the Partnership’s operations, see the Partnership’s annual and quarterly filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK STONE MINERALS, L.P.

	By:	Black Stone Minerals GP, L.L.C., its general partner

Date: January 18, 2023	By:	/s/ Steve Putman
Steve Putman
Senior Vice President, General Counsel, and Secretary

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